UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-07162

Western Asset High Income Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY		10018
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	December 31

Date of reporting period:	March 31, 2013

ITEM 1.                                                  SCHEDULE OF INVESTMENTS.

WESTERN ASSET HIGH INCOME FUND INC.

FORM N-Q

MARCH 31, 2013

WESTERN ASSET HIGH INCOME FUND INC.

Schedule of investments (unaudited)

March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
CORPORATE BONDS & NOTES — 85.2%
CONSUMER DISCRETIONARY — 14.8%
Automobiles — 0.1%
Escrow GCB General Motors	—	—	250,000	$0	*(a)(b)(c)
Escrow GCB General Motors	—	—	435,000	0	*(a)(b)(c)
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	50,000	57,625	(d)
Total Automobiles				57,625
Diversified Consumer Services — 1.0%
Laureate Education Inc., Senior Notes	9.250%	9/1/19	90,000	100,462	(d)
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance, Senior Secured Notes	9.750%	4/1/21	120,000	119,400	(d)
Service Corp. International, Senior Notes	7.500%	4/1/27	120,000	133,800
ServiceMaster Co., Senior Notes	8.000%	2/15/20	30,000	32,325
ServiceMaster Co., Senior Notes	7.000%	8/15/20	120,000	124,800	(d)
Total Diversified Consumer Services				510,787
Hotels, Restaurants & Leisure — 5.9%
Affinity Gaming LLC/Affinity Gaming Finance Corp., Senior Notes	9.000%	5/15/18	110,000	117,975	(d)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	130,420	123,780	(b)(c)(d)(e)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	40,000	42,625
Boyd Gaming Corp., Senior Notes	9.000%	7/1/20	150,000	156,750	(d)
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	249,000	227,835
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	10.000%	12/15/15	140,000	130,550
Caesars Operating Escrow LLC/Caesars Escrow Corp., Senior Secured Notes	9.000%	2/15/20	70,000	70,788	(d)
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	130,000	147,062
CCM Merger Inc., Senior Notes	9.125%	5/1/19	160,000	164,800	(d)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	130,000	144,950	(d)
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	151,351	162,702	(d)(e)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	160,000	151,200	(d)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	70,000	73,675	(d)
Landry’s Inc., Senior Notes	9.375%	5/1/20	130,000	140,725	(d)
Mastro’s Restaurants LLC/RRG Finance Corp., Senior Secured Notes	12.000%	6/1/17	121,869	134,056	(d)
MGM Resorts International, Senior Notes	5.875%	2/27/14	160,000	167,100
Mohegan Tribal Gaming Authority, Senior Secured Notes	10.500%	12/15/16	320,000	316,800	(d)
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	182,000	206,570
Pinnacle Entertainment Inc., Senior Notes	8.625%	8/1/17	85,000	90,525
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	35,000	38,413	(d)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	190,000	206,625
Snoqualmie Entertainment Authority, Senior Secured Notes	9.125%	2/1/15	38,000	38,071	(d)
Total Hotels, Restaurants & Leisure				3,053,577
Household Durables — 0.4%
RSI Home Products Inc., Secured Notes	6.875%	3/1/18	50,000	51,000	(d)
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	150,000	164,250	(d)
Total Household Durables				215,250

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Media — 5.8%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	50,000		$55,125
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	200,000		224,500
Cengage Learning Acquisitions Inc., Senior Secured Notes	11.500%	4/15/20	110,000		83,600	(d)
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	40,000		41,900	(d)
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	90,000		94,387
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	10,000		10,388
DISH DBS Corp., Senior Notes	6.625%	10/1/14	20,000		21,325
DISH DBS Corp., Senior Notes	7.875%	9/1/19	25,000		29,750
DISH DBS Corp., Senior Notes	6.750%	6/1/21	60,000		66,900
EchoStar DBS Corp., Senior Notes	7.125%	2/1/16	70,000		78,137
Global Generations Merger Subsidiary Inc., Senior Notes	11.000%	12/15/20	100,000		109,000	(d)
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	160,000		171,400
LBI Media Inc., Senior Secured Notes	10.000%	4/15/19	50,000		46,500	(d)
Lynx II Corp., Senior Notes	6.375%	4/15/23	410,000		431,525	(d)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	200,000		210,500	(d)
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	100,000		112,500
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	180,000		187,200	(d)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	50,000		54,250	(d)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	100,000		110,500	(d)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	170,000		184,450	(d)
UPC Holding BV, Junior Secured Subordinated Notes	6.375%	9/15/22	220,000	EUR	280,744	(d)
UPC Holding BV, Senior Notes	9.875%	4/15/18	65,000		72,881	(d)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	250,000	EUR	341,293	(d)
Total Media					3,018,755
Multiline Retail — 0.3%
Bon-Ton Department Stores Inc., Secured Notes	10.625%	7/15/17	80,000		80,500
Bon-Ton Department Stores Inc., Senior Notes	10.250%	3/15/14	15,000		15,150
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	30,000		31,125
Total Multiline Retail					126,775
Specialty Retail — 1.1%
American Greetings Corp., Senior Notes	7.375%	12/1/21	70,000		71,050
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	210,000		210,000	(d)
Gymboree Corp., Senior Notes	9.125%	12/1/18	80,000		75,700
Michaels Stores Inc., Senior Subordinated Bonds	11.375%	11/1/16	72,000		75,511
New Academy Finance Co. LLC/New Academy Finance Corp., Senior Notes	8.000%	6/15/18	30,000		31,200	(d)(e)
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	110,000		120,725	(d)
Total Specialty Retail					584,186
Textiles, Apparel & Luxury Goods — 0.2%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	80,000		83,700	(d)
TOTAL CONSUMER DISCRETIONARY					7,650,655
CONSUMER STAPLES — 1.7%
Food Products — 0.9%
Chiquita Brands International Inc./Chiquita Brands LLC, Senior Secured Notes	7.875%	2/1/21	110,000		115,638	(d)
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	54,000		58,455	(d)
Post Holdings Inc., Senior Notes	7.375%	2/15/22	20,000		21,975
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	210,000		209,737	(d)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Food Products — continued
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	60,000	$63,450	(d)
Total Food Products				469,255
Household Products — 0.3%
Harbinger Group Inc., Senior Secured Notes	7.875%	7/15/19	40,000	42,400	(d)
Sun Products Corp., Senior Notes	7.750%	3/15/21	130,000	131,625	(d)
Total Household Products				174,025
Tobacco — 0.5%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	230,000	244,087
TOTAL CONSUMER STAPLES				887,367
ENERGY — 11.9%
Energy Equipment & Services — 1.8%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	70,000	76,475
Basic Energy Services Inc., Senior Notes	7.750%	10/15/22	10,000	10,350
Gulfmark Offshore Inc., Senior Notes	6.375%	3/15/22	120,000	125,400
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	80,000	89,400	(d)
Hercules Offshore Inc., Senior Secured Notes	10.500%	10/15/17	245,000	267,050	(d)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	140,000	153,300
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	200,000	220,000	(d)
Total Energy Equipment & Services				941,975
Oil, Gas & Consumable Fuels — 10.1%
Arch Coal Inc., Senior Notes	8.750%	8/1/16	180,000	188,100
Arch Coal Inc., Senior Notes	9.875%	6/15/19	70,000	72,100	(d)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	100,000	112,500
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	80,000	90,000
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	70,000	79,275	(d)
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	70,000	75,075
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	70,000	76,825
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	140,000	149,625
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	160,000	168,800
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	110,000	121,000
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	140,000	155,750
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	247,277	228,731	(b)(d)(e)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	50,000	54,375
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	7.125%	6/1/22	170,000	181,050	(d)
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	60,000	69,450
Enterprise Products Operating LLC, Junior Subordinated Notes	8.375%	8/1/66	40,000	46,034	(f)
EPE Holdings LLC/EP Energy Bond Co. Inc., Senior Notes	8.125%	12/15/17	110,000	115,775	(d)(e)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	80,000	76,100
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	150,000	166,500	(d)
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	110,000	119,075	(d)
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	50,000	54,875	(d)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	130,000	147,550
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	140,000	159,726	(d)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	110,000	116,050	(d)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	110,000	116,050	(d)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.750%	11/1/20	50,000	54,875
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	13,000	14,105
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	160,000	125,600
Overseas Shipholding Group Inc., Senior Notes	8.750%	12/1/13	60,000	47,250	(g)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Oil, Gas & Consumable Fuels — continued
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	250,000		$198,750	(g)
Pacific Drilling V Ltd., Senior Secured Notes	7.250%	12/1/17	200,000		212,000	(d)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	40,000		43,000
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	55,000		63,452
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	20,000		22,706
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	115,000		131,100
Plains Exploration & Production Co., Senior Notes	6.750%	2/1/22	20,000		22,375
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	295,000		302,375
Samson Investment Co., Senior Notes	9.750%	2/15/20	320,000		341,600	(d)
SandRidge Energy Inc., Senior Notes	7.500%	3/15/21	50,000		52,250
SandRidge Energy Inc., Senior Notes	7.500%	2/15/23	90,000		93,825
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	90,000		95,850	(d)
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	50,000		50,500	(d)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	210,000		241,668	(d)
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	230,000		165,600	(d)
Total Oil, Gas & Consumable Fuels					5,219,272
TOTAL ENERGY					6,161,247
FINANCIALS — 8.6%
Capital Markets — 0.2%
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	110,000		123,654
Commercial Banks — 2.8%
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	180,000		242,072	(d)
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	200,000		205,216
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	200,000		219,750	(d)(f)(h)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	250,000		249,963	(d)
M&T Bank Corp., Junior Subordinated Notes	6.875%	6/15/16	170,000		181,905	(d)(h)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	120,000		126,000	(f)(h)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	90,000		92,733
Santander Issuances SAU, Notes	5.911%	6/20/16	100,000		105,382	(d)
Total Commercial Banks					1,423,021
Consumer Finance — 0.3%
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	100,000	EUR	139,878	(d)
Diversified Financial Services — 4.1%
Bank of America Corp., Senior Notes	6.500%	8/1/16	50,000		57,628
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	255,000		276,037
International Lease Finance Corp., Medium-Term Notes, Senior Notes	5.625%	9/20/13	70,000		71,400
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	100,000		118,125
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	390,000		470,925
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	280,000		343,700
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	7.875%	10/1/20	110,000		122,100	(d)
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	130,000		142,025
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000		541,250	(d)(f)
Total Diversified Financial Services					2,143,190
Insurance — 0.8%
American International Group Inc., Senior Notes	8.250%	8/15/18	100,000		129,845
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	80,000		82,000	(d)
ING Capital Funding Trust III, Junior Subordinated Bonds	3.911%	6/30/13	40,000		38,800	(f)(h)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	90,000		105,300	(d)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	60,000		75,750	(d)
Total Insurance					431,695
Real Estate Management & Development — 0.4%
Realogy Corp., Senior Secured Notes	7.625%	1/15/20	180,000		203,850	(d)
TOTAL FINANCIALS					4,465,288

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
HEALTH CARE — 4.9%
Health Care Equipment & Supplies — 0.3%
Hologic Inc., Senior Notes	6.250%	8/1/20	70,000	$74,812
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	110,000	109,725
Total Health Care Equipment & Supplies				184,537
Health Care Providers & Services — 4.0%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	84,000	103,320
Acadia Healthcare Co. Inc., Senior Notes	6.125%	3/15/21	70,000	72,625	(d)
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	230,000	255,875
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	445,000	451,675
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	100,000	110,250
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	100,000	109,000
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.875%	7/15/17	80,000	92,000
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	140,000	161,000	(d)
HCA Inc., Senior Secured Notes	7.875%	2/15/20	235,000	260,262
HCA Inc., Senior Secured Notes	7.250%	9/15/20	40,000	44,350
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	70,000	73,938
INC Research LLC, Senior Notes	11.500%	7/15/19	50,000	53,875	(d)
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	50,000	48,375	(d)
Radnet Management Inc., Senior Notes	10.375%	4/1/18	150,000	157,125
US Oncology Inc. Escrow	—	—	110,000	2,750	*
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	60,000	64,125
Total Health Care Providers & Services				2,060,545
Health Care Technology — 0.3%
Merge Healthcare Inc., Senior Secured Notes	11.750%	5/1/15	140,000	149,538
Pharmaceuticals — 0.3%
Valeant Pharmaceuticals International, Senior Notes	6.375%	10/15/20	90,000	95,119	(d)
VPI Escrow Corp., Senior Notes	6.375%	10/15/20	50,000	52,937	(d)
Total Pharmaceuticals				148,056
TOTAL HEALTH CARE				2,542,676
INDUSTRIALS — 15.6%
Aerospace & Defense — 1.5%
Ducommun Inc., Senior Notes	9.750%	7/15/18	100,000	110,500
GenCorp Inc., Secured Notes	7.125%	3/15/21	70,000	74,200	(d)
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	270,000	298,350
Triumph Group Inc., Senior Notes	8.625%	7/15/18	70,000	78,138
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	205,000	215,762	(d)
Total Aerospace & Defense				776,950
Airlines — 1.4%
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	68,494	71,918	(d)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	378,000	389,812	(d)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	73,678	81,142
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	30,830	34,221
United Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	10,877	12,182
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.125%	4/29/18	70,000	70,350

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Airlines — continued
United Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	73,391	$75,409
Total Airlines				735,034
Building Products — 0.8%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	100,000	101,750	(d)
BC Mountain LLC/BC Mountain Finance Inc., Senior Notes	7.000%	2/1/21	30,000	31,875	(d)
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	90,000	98,550	(d)
Building Materials Corp. of America, Senior Secured Notes	7.500%	3/15/20	50,000	54,875	(d)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	100,000	111,000	(d)
Total Building Products				398,050
Commercial Services & Supplies — 2.8%
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	260,000	184,600	(d)
ARC Document Solutions Inc., Senior Notes	10.500%	12/15/16	200,000	200,500
JM Huber Corp., Senior Notes	9.875%	11/1/19	80,000	91,000	(d)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	250,000	265,625
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	80,000	91,000
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	230,000	247,825	(d)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	80,000	86,200	(d)
United Rentals North America Inc., Senior Notes	7.625%	4/15/22	250,000	280,625
Total Commercial Services & Supplies				1,447,375
Construction & Engineering — 1.0%
Abengoa Finance SAU, Senior Notes	8.875%	11/1/17	150,000	147,000	(d)
Odebrecht Finance Ltd., Senior Notes	6.000%	4/5/23	220,000	247,500	(d)
PH Holding LLC, Secured Notes	9.750%	12/31/17	100,000	103,892	(b)(c)
Total Construction & Engineering				498,392
Electrical Equipment — 0.7%
313 Group Inc., Senior Secured Notes	6.375%	12/1/19	90,000	89,775	(d)
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	100,000	103,500	(d)
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	170,000	180,625	(d)
Total Electrical Equipment				373,900
Industrial Conglomerates — 0.3%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	120,000	136,650
Machinery — 1.3%
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	270,000	282,150	(d)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	120,000	133,500	(d)
Silver II Borrower/Silver II U.S. Holdings LLC, Senior Notes	7.750%	12/15/20	150,000	160,500	(d)
SPL Logistics Escrow LLC, Senior Secured Notes	8.875%	8/1/20	80,000	85,400	(d)
Total Machinery				661,550
Marine — 1.0%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	139,212	130,511	(e)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	90,000	91,125
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	290,000	289,819
Total Marine				511,455
Road & Rail — 2.1%
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	290,187	303,971	(e)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Road & Rail — continued
Jack Cooper Holdings Corp., Senior Secured Notes	13.750%	12/15/15	230,000		$248,400	(c)(d)
Kansas City Southern de Mexico SA de CV, Senior Notes	12.500%	4/1/16	111,000		117,937
Kansas City Southern de Mexico SA de CV, Senior Notes	8.000%	2/1/18	180,000		198,450
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	200,000		221,000
Total Road & Rail					1,089,758
Trading Companies & Distributors — 0.6%
Ashtead Capital Inc., Senior Secured Notes	6.500%	7/15/22	140,000		152,775	(d)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	170,000		187,850	(d)
Total Trading Companies & Distributors					340,625
Transportation — 1.8%
CMA CGM, Senior Notes	8.500%	4/15/17	280,000		261,800	(d)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	100,000		106,250	(d)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	130,000		130,000	(d)(e)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	280,000		298,900	(d)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	20,000		21,350	(d)
Watco Cos., LLC/Watco Finance Corp., Senior Notes	6.375%	4/1/23	130,000		134,388	(d)
Total Transportation					952,688
Transportation Infrastructure — 0.3%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	150,000		161,625	(d)
TOTAL INDUSTRIALS					8,084,052
INFORMATION TECHNOLOGY — 1.6%
Communications Equipment — 0.2%
CyrusOne LP/CyrusOne Finance Corp., Senior Notes	6.375%	11/15/22	110,000		115,775	(d)
Computers & Peripherals — 0.5%
Hewlett-Packard Co., Senior Notes	4.650%	12/9/21	250,000		259,688
Electronic Equipment, Instruments & Components — 0.2%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	100,000		114,500	(d)
Internet Software & Services — 0.2%
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	90,000		101,250
Semiconductors & Semiconductor Equipment — 0.2%
Advanced Micro Devices Inc., Senior Notes	7.500%	8/15/22	30,000		27,375	(d)
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	66,000		68,145
Total Semiconductors & Semiconductor Equipment					95,520
Software — 0.3%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	120,000		124,500	(d)
TOTAL INFORMATION TECHNOLOGY					811,233
MATERIALS — 11.9%
Chemicals — 0.4%
Ineos Finance PLC, Senior Secured Notes	9.000%	5/15/15	100,000		105,750	(d)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	93,000	EUR	111,189	(d)
Total Chemicals					216,939

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Construction Materials — 0.3%
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	140,000		$155,750	(d)
Containers & Packaging — 3.4%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	400,000		443,000	(d)
Beverage Packaging Holdings Luxembourg II SA, Senior Secured Notes	8.000%	12/15/16	50,000	EUR	64,413	(d)
Beverage Packaging Holdings Luxembourg II SA, Senior Secured Notes	9.500%	6/15/17	180,000	EUR	238,232	(d)
Longview Fibre Paper & Packaging Inc., Senior Secured Notes	8.000%	6/1/16	120,000		126,000	(d)
Pretium Packaging LLC/Pretium Finance Inc., Senior Secured Notes	11.500%	4/1/16	220,000		239,800
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	8.500%	5/15/18	100,000		105,625
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.000%	4/15/19	310,000		329,375
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	210,000		223,650	(d)
Total Containers & Packaging					1,770,095
Metals & Mining — 7.0%
ArcelorMittal, Senior Notes	6.000%	3/1/21	200,000		210,603
Cliffs Natural Resources Inc., Senior Notes	5.900%	3/15/20	150,000		160,251
Cliffs Natural Resources Inc., Senior Notes	4.800%	10/1/20	10,000		9,979
Coeur d’Alene Mines Corp., Senior Notes	7.875%	2/1/21	180,000		191,025	(d)
Evraz Group SA, Notes	9.500%	4/24/18	100,000		115,125	(d)
Evraz Group SA, Senior Notes	9.500%	4/24/18	100,000		115,125	(d)
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	50,000		52,625	(d)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	210,000		227,588	(d)
JW Aluminum Co., Senior Secured Notes	11.500%	11/15/17	160,000		163,200	(d)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	330,000		211,200	(c)(d)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	80,000		73,800	(d)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	130,000		128,700
Noranda Aluminum Acquisition Corp., Senior Notes	11.000%	6/1/19	80,000		80,400	(d)
Optima Specialty Steel Inc., Senior Secured Notes	12.500%	12/15/16	110,000		120,450	(d)
Prince Mineral Holding Corp., Senior Secured Notes	11.500%	12/15/19	120,000		134,700	(d)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.250%	1/15/21	200,000		217,000	(d)
Ryerson Inc./Joseph T Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	200,000		219,250	(d)
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	200,000		204,500	(d)
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	60,000		65,100	(d)
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	60,000		63,450	(d)
Tempel Steel Co., Senior Secured Notes	12.000%	8/15/16	60,000		56,700	(d)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	190,000		186,675
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	120,000		130,500
Vale Overseas Ltd., Notes	8.250%	1/17/34	62,000		80,110
Vale Overseas Ltd., Notes	6.875%	11/21/36	68,000		77,578
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	100,000		104,500	(d)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	200,000		211,000	(d)
Total Metals & Mining					3,611,134
Paper & Forest Products — 0.8%
Appleton Papers Inc., Senior Secured Notes	10.500%	6/15/15	80,000		84,800	(d)
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	176,000		196,680

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Paper & Forest Products — continued
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	90,000	$97,650
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	28,000	22,960
Verso Paper Holdings LLC/Verso Paper Inc., Senior Subordinated Notes	11.375%	8/1/16	36,000	20,970
Total Paper & Forest Products				423,060
TOTAL MATERIALS				6,176,978
TELECOMMUNICATION SERVICES — 8.4%
Diversified Telecommunication Services — 5.2%
Axtel SAB de CV, Senior Secured Notes, step bond	7.000%	1/31/20	129,000	114,810	(d)
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	130,000	144,625	(d)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	260,000	286,650
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	60,000	67,050
Intelsat Luxembourg SA, Senior Notes	11.250%	2/4/17	219,000	233,509
Koninklijke KPN NV, Senior Subordinated Notes	7.000%	3/28/73	200,000	198,000	(d)(f)
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	150,000	167,812
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	170,000	186,150
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	30,000	31,425
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	130,000	145,795	(d)
Vimpel Communications, Loan Participation Notes	8.375%	4/30/13	100,000	100,575	(d)
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	130,000	138,450	(d)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	471,662	492,297	(d)(e)
Windstream Corp., Senior Notes	7.500%	4/1/23	200,000	213,000
Windstream Corp., Senior Notes	6.375%	8/1/23	160,000	159,600	(d)
Total Diversified Telecommunication Services				2,679,748
Wireless Telecommunication Services — 3.2%
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	20,000	21,950
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	220,000	226,050
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	480,000	574,800
Sprint Nextel Corp.	6.000%	12/1/16	20,000	21,750
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	300,000	371,625	(d)
Sprint Nextel Corp., Senior Notes	6.000%	11/15/22	40,000	41,300
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	155,000	170,888
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	200,000	223,060	(d)
Total Wireless Telecommunication Services				1,651,423
TOTAL TELECOMMUNICATION SERVICES				4,331,171
UTILITIES — 5.8%
Electric Utilities — 1.9%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	280,000	310,100
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	105,021	115,786
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	440,000	480,700
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	84,860	83,164	(g)
Total Electric Utilities				989,750
Gas Utilities — 0.2%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	120,000	130,200
Independent Power Producers & Energy Traders — 3.7%
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	110,000	115,500
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	18,000	19,800	(d)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	162,000	180,630	(d)
Colbun SA, Senior Notes	6.000%	1/21/20	100,000	112,873	(d)
Dynegy Inc., Bonds	7.670%	11/8/16	160,000	4,000	(g)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Independent Power Producers & Energy Traders — continued
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Secured Notes	11.750%	3/1/22	270,000		$311,850	(d)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	6.875%	8/15/17	150,000		158,625	(d)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	65,000		74,019
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	170,000		181,475	(d)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	340,000		369,750	(d)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	290,000		325,525
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	48,715		55,535
Total Independent Power Producers & Energy Traders					1,909,582
TOTAL UTILITIES					3,029,532
TOTAL CORPORATE BONDS & NOTES (Cost — $41,102,014)					44,140,199
COLLATERALIZED SENIOR LOANS — 2.3%
CONSUMER DISCRETIONARY — 1.1%
Hotels, Restaurants & Leisure — 1.0%
El Pollo Loco Inc., First Lien Term Loan	9.250%	7/14/17	118,200		122,928	(i)
Equinox Fitness Clubs, Second Lien Term Loan	9.750%	5/16/20	120,000		123,000	(i)
Stockbridge/SBE Holdings LLC, Term Loan B	13.000%	5/2/17	250,000		271,875	(i)
Total Hotels, Restaurants & Leisure					517,803
Specialty Retail — 0.1%
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	60,000		58,410	(i)
TOTAL CONSUMER DISCRETIONARY					576,213
CONSUMER STAPLES — 0.1%
Food Products — 0.1%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	50,000		51,875	(i)
ENERGY — 0.2%
Energy Equipment & Services — 0.0%
Frac Tech International LLC, Term Loan B	8.500%	5/6/16	10,000		9,529	(i)
Oil, Gas & Consumable Fuels — 0.2%
Chesapeake Energy Corp., New Term Loan	5.750%	12/1/17	90,000		92,941	(i)
TOTAL ENERGY					102,470
INDUSTRIALS — 0.4%
Machinery — 0.4%
Intelligrated Inc., Second Lien Term Loan	10.500%	12/31/19	210,000		216,038	(i)
INFORMATION TECHNOLOGY — 0.3%
IT Services — 0.3%
CompuCom Systems Inc., Second Lien Term Loan	10.250%	10/4/19	120,000		123,000	(i)
MATERIALS — 0.2%
Chemicals — 0.2%
Kronos Inc., Second Lien New Term Loan	9.750%	4/30/20	90,000		94,275	(i)
TOTAL COLLATERALIZED SENIOR LOANS (Cost — $1,089,425)					1,163,871
CONVERTIBLE BONDS & NOTES — 0.0%
TELECOMMUNICATION SERVICES — 0.0%
Diversified Telecommunication Services — 0.0%
Axtel SAB de CV, Senior Secured Notes (Cost - $23,596)	7.000%	1/31/20	147,000	MXN	16,067	(d)
SOVEREIGN BONDS — 4.1%
Argentina — 0.7%
Republic of Argentina, Senior Bonds	7.000%	9/12/13	358,000		354,848

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Brazil — 0.6%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	43,000	BRL	$21,601
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	472,000	BRL	239,246
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	49,000	BRL	24,659
Total Brazil					285,506
Colombia — 0.2%
Republic of Colombia, Senior Notes	7.375%	3/18/19	100,000		129,250
Indonesia — 0.3%
Republic of Indonesia, Senior Bonds	10.250%	7/15/22	537,000,000	IDR	73,737
Republic of Indonesia, Senior Bonds	9.750%	5/15/37	408,000,000	IDR	58,700
Total Indonesia					132,437
Peru — 0.2%
Republic of Peru, Senior Bonds	7.840%	8/12/20	192,000	PEN	93,583
Russia — 0.3%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	140,000		153,650	(d)
Turkey — 0.9%
Republic of Turkey, Senior Notes	7.000%	6/5/20	12,000		14,760
Republic of Turkey, Senior Notes	6.875%	3/17/36	377,000		466,066
Total Turkey					480,826
Venezuela — 0.9%
Bolivarian Republic of Venezuela, Collective Action Securities, Senior Notes	10.750%	9/19/13	28,000		28,700
Bolivarian Republic of Venezuela, Global Senior Bonds	8.500%	10/8/14	12,000		12,240
Bolivarian Republic of Venezuela, Senior Bonds	5.750%	2/26/16	386,000		365,735	(d)
Bolivarian Republic of Venezuela, Senior Bonds	9.375%	1/13/34	53,000		51,278
Bolivarian Republic of Venezuela, Senior Notes	7.650%	4/21/25	16,000		14,080
Total Venezuela					472,033
TOTAL SOVEREIGN BONDS (Cost — $1,973,172)					2,102,133

			SHARES
COMMON STOCKS — 3.4%
CONSUMER DISCRETIONARY — 0.0%
Hotels, Restaurants & Leisure — 0.0%
Bossier Casino Venture Holdco Inc.			8,531		17,062	*(b)(c)
ENERGY — 0.6%
Energy Equipment & Services — 0.6%
KCAD Holdings I Ltd.			23,996,707		294,032	*(b)(c)
FINANCIALS — 2.2%
Diversified Financial Services — 0.5%
Citigroup Inc.			5,584		247,036
Real Estate Management & Development — 1.7%
Realogy Holdings Corp.			18,440		898,766	*(b)(c)
TOTAL FINANCIALS					1,145,802
INDUSTRIALS — 0.6%
Building Products — 0.0%
Nortek Inc.			64		4,567	*
Marine — 0.6%
DeepOcean Group Holding AS			9,303		184,465	*(b)(c)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

March 31, 2013

SECURITY			SHARES	VALUE
Marine — continued
Horizon Lines Inc., Class A Shares			72,502	$101,503	*
Total Marine				285,968
TOTAL INDUSTRIALS				290,535
TOTAL COMMON STOCKS (Cost — $1,423,534)				1,747,431

	RATE
CONVERTIBLE PREFERRED STOCKS — 0.0%
MATERIALS — 0.0%
Metals & Mining — 0.0%
ArcelorMittal (Cost - $25,000)	6.000%		1,000	20,950
PREFERRED STOCKS — 2.1%
ENERGY — 0.2%
Oil, Gas & Consumable Fuels — 0.2%
Sanchez Energy Corp., Series B	6.500%		2,500	132,074	(d)
FINANCIALS — 1.8%
Consumer Finance — 1.4%
GMAC Capital Trust I	8.125%		25,973	706,465	(f)
Diversified Financial Services — 0.4%
Citigroup Capital XIII	7.875%		7,225	206,563	(f)
TOTAL FINANCIALS				913,028
INDUSTRIALS — 0.1%
Road & Rail — 0.1%
Jack Cooper Holdings Corp.	20.000%		434	47,957	(b)(c)(d)(f)
TOTAL PREFERRED STOCKS (Cost — $997,228)				1,093,059

		EXPIRATION DATE	NOTIONAL AMOUNT †
PURCHASED OPTIONS — 0.0%
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.19 Index, Put @ $101.00 (Cost - $15,950)		5/15/13	1,100,000	4,103

			WARRANTS
WARRANTS — 0.1%
Jack Cooper Holdings Corp.		12/15/17	210	25,515	*
Jack Cooper Holdings Corp.		5/6/18	97	11,785	*
SemGroup Corp.		11/30/14	912	25,071	*(c)
TOTAL WARRANTS (Cost — $5,303)				62,371
TOTAL INVESTMENTS — 97.2% (Cost — $46,655,222#)				50,350,184
Other Assets in Excess of Liabilities — 2.8%				1,476,421
TOTAL NET ASSETS — 100.0%				$51,826,605

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)	Value is less than $1.
(b)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
(c)	Illiquid security.
(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(g)	The coupon payment on these securities is currently in default as of March 31, 2013.
(h)	Security has no maturity date. The date shown represents the next call date.

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

March 31, 2013

(i)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
	BRL	- Brazilian Real
	EUR	- Euro
	IDR	- Indonesian Rupiah
	MXN	- Mexican Peso
	OJSC	- Open Joint Stock Company
	PEN	- Peruvian Nuevo Sol

SCHEDULE OF WRITTEN OPTIONS
SECURITY	EXPIRATION DATE	STRIKE PRICE	NOTIONAL AMOUNT[1]†	VALUE
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.19 Index, Call	5/15/13	$103.00	1,100,000	$13,764
Credit default swaption with BNP Paribas to sell protection on Markit CDX.NA.HY.19 Index, Put	5/15/13	98.00	1,100,000	1,455
TOTAL WRITTEN OPTIONS (Premiums received — $14,630)				$15,219

1                   In the event an option is exercised and a credit event occurs as defined under the terms of the swap agreement, the notional amount is the maximum potential amount that could be required to be paid as a seller of credit protection or received as a buyer of credit protection.

†                 Notional amount denominated in U.S. dollars, unless otherwise noted.

See Notes to Schedule of Investments.

Notes to schedule of investments (unaudited)

1. Organization and significant accounting policies

Western Asset High Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to maintain a high level of current income by investing at least 80% of its net assets in high-yield debt securities issued by U.S. and foreign corporations and foreign governments. As a secondary objective, the Fund seeks capital appreciation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities.  Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances.  Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to schedule of investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date.  These inputs are summarized in the three broad levels listed below:

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS

	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$43,683,796	$456,403	$44,140,199
Collateralized senior loans	—	1,163,871	—	1,163,871
Convertible bonds & notes	—	16,067	—	16,067
Sovereign bonds	—	2,102,133	—	2,102,133
Common stocks:
Consumer discretionary	—	—	17,062	17,062
Energy	—	—	294,032	294,032
Financials	$247,036	898,766	—	1,145,802
Industrials	106,070	—	184,465	290,535
Convertible preferred stocks	20,950	—	—	20,950
Preferred stocks:
Industrials	—	47,957	—	47,957
Other preferred stocks	1,045,102	—	—	1,045,102
Purchased options	—	4,103	—	4,103
Warrants	—	62,371	—	62,371
Total investments	$1,419,158	$47,979,064	$951,962	$50,350,184
Other financial instruments:
Forward foreign currency contracts	—	$57,342	—	$57,342
Total	$1,419,158	$48,036,406	$951,962	$50,407,526

LIABILITIES

	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Other financial instruments:
Written options	—	$15,219	—	$15,219
Credit default swaps on credit indices - buy protection‡	—	168,696	—	168,696
Total	—	$183,915	—	$183,915

†See Schedule of Investments for additional detailed categorizations.

Notes to schedule of investments (unaudited) (continued)

‡Values include any premiums paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

		COMMON STOCKS
	CORPORATE
	BONDS &	CONSUMER
INVESTMENTS IN SECURITIES	NOTES	DISCRETIONARY	ENERGY	FINANCIALS	INDUSTRIALS	TOTAL
Balance as of December 31, 2012	$411,562	$17,062	$287,433	$749,494	$188,596	$1,654,147
Accrued premiums/discounts	3,752	—	—	—	—	3,752
Realized gain (loss)	—	—	—	—	—	—
Change in unrealized appreciation (depreciation)(1)	45,089	—	6,599	149,272	(4,131)	196,829
Purchases	—	—	—	—	—	—
Sales	—	—	—	—	—	—
Transfers into Level 3	—	—	—	—	—	—
Transfers out of Level 3(2)	(4,000)	—	—	(898,766)	—	(902,766)
Balance as of March 31, 2013	$456,403	$17,062	$294,032	—	$184,465	$951,962

Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2013(1)	$48,012	—	$6,599	—	$(4,131)	$50,480

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

(1) Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(2) Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost

Notes to schedule of investments (unaudited) (continued)

to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of March 31, 2013, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended March 31, 2013, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount

Notes to schedule of investments (unaudited) (continued)

of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(j) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the

Notes to schedule of investments (unaudited) (continued)

investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features.  The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time.  If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of March 31, 2013, the Fund held written options and credit default swaps with credit related contingent features which had a liability position of $183,915. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(l) Security transactions.  Security transactions are accounted for on a trade date basis.

2. Investments

At March 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$4,632,737
Gross unrealized depreciation	(937,775)
Net unrealized appreciation	$3,694,962

During the period ended March 31, 2013, written option transactions for the Fund were as follows:

	Notional Amount	Premiums
Written options, outstanding as of December 31, 2012	$5,820,000	$32,192
Options written	2,200,000	14,630
Options closed	—	—
Options exercised	(1,100,000)	(5,720)
Options expired	(4,720,000)	(26,472)
Written options, outstanding as of March 31, 2013	$2,200,000	$14,630

At March 31, 2013, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN
Contracts to Sell:
Euro	Citibank, N.A.	50,000	$64,111	5/16/13	$3,020
Euro	Citibank, N.A.	180,000	230,801	5/16/13	12,938
Euro	Royal Bank of Scotland PLC	600,000	769,336	5/16/13	41,384
Net unrealized gain on open forward foreign currency contracts					$57,342

Notes to schedule of investments (unaudited) (continued)

At March 31, 2013, the Fund held the following open swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
BNP Paribas (Markit CDX.NA.HY.17 Index)	$480,000	12/20/16	5.000% quarterly	$(27,538)	$10,596	$(38,134)
BNP Paribas (Markit CDX.NA.HY.17 Index)	192,000	12/20/16	5.000% quarterly	(11,015)	4,423	(15,438)
BNP Paribas (Markit CDX.NA.HY.18 Index)	198,000	6/20/17	5.000% quarterly	(10,143)	7,567	(17,710)
Barclays Capital Inc. (Markit CDX.NA.HY.18 Index)	247,500	6/20/17	5.000% quarterly	(12,679)	2,800	(15,479)
Barclays Capital Inc. (Markit CDX.NA.HY.18 Index)	396,000	6/20/17	5.000% quarterly	(20,286)	1,864	(22,150)
Bank of America Securities LLC (Markit CDX.NA.HY.18 Index)	19,800	6/20/17	5.000% quarterly	(1,015)	80	(1,095)
BNP Paribas (Markit CDX.NA.HY.19 Index)	1,100,000	12/20/17	5.000% quarterly	(45,058)	(32,559)	(12,499)
BNP Paribas (Markit CDX.NA.HY.19 Index)	500,000	12/20/17	5.000% quarterly	(20,481)	(10,691)	(9,790)
BNP Paribas (Markit CDX.NA.HY.19 Index)	500,000	12/20/17	5.000% quarterly	(20,481)	(10,158)	(10,323)
Total	$3,633,300			$(168,696)	$(26,078)	$(142,618)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2013.

			Forward Foreign Currency Contracts
Primary Underlying Risk	Purchased Options, at value	Written Options, at value	Unrealized Appreciation	Swap Contracts, at value	Total
Foreign Exchange Risk	—	—	$57,342	—	$57,342
Credit Risk	$4,103	$(15,219)	—	$(168,696)	(179,812)
Total	$4,103	$(15,219)	$57,342	$(168,696)	$(122,470)

During the period ended March 31, 2013, the volume of derivative activity for the Fund was as follows:

Average market value
Purchased options	$21,238
Written options	21,554
Forward foreign currency contracts (to buy) †	22,473
Forward foreign currency contracts (to sell)	1,099,857

Average notional balance
Credit default swap contracts (to buy protection)	$2,583,300

†At March 31, 2013, there were no open positions held in this derivative.

Notes to schedule of investments (unaudited) (continued)

4. Fund merger

On February 15, 2013, the Fund announced that it would solicit the approval of Fund stockholders to merge the Fund with and into Western Asset High Income Opportunity Fund Inc. (“HIO”) under a proposed plan of reorganization approved by the Boards of Directors of both the Fund and HIO. If approved by stockholders of the Fund, the merger is anticipated to occur on or about June 21, 2013.

ITEM 2.                                                  CONTROLS AND PROCEDURES.

(a)                                 The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                                                  EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset High Income Fund Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:  May 24, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:  May 24, 2013

By	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:  May 24, 2013